Corrected Transcript 1-877-FACTSET www.callstreet.com Total Pages: 22 Copyright © 2001-2017 FactSet CallStreet, LLC 06-Nov-2017 GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 2 Copyright © 2001-2017 FactSet CallStreet, LLC CORPORATE PARTICIPANTS Marta K. Nichols Vice President-Investor Relations, GoDaddy, Inc. Blake Irving Chief Executive Officer & Director, GoDaddy, Inc. Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. Raymond E. Winborne Chief Financial Officer, GoDaddy, Inc. ... OTHER PARTICIPANTS Samuel James Kemp Analyst, Piper Jaffray & Co. Matthew Charles Pfau Analyst, William Blair & Co. LLC Ronald V. Josey Analyst, JMP Securities LLC Matt Diamond Analyst, Deutsche Bank Securities, Inc. Ugam Kamat Analyst, JPMorgan India Pvt Ltd. Deepak Mathivanan Analyst, Barclays Capital, Inc. Jason Helfstein Analyst, Oppenheimer & Co., Inc. Jonathan Allan Kees Analyst, Summit Redstone Partners LLC Brian L. Essex Analyst, Morgan Stanley & Co. LLC Brent Thill Analyst, Jefferies LLC Mark A. May Analyst, Citigroup Global Markets, Inc. Aaron M. Kessler Analyst, Raymond James & Associates, Inc. Sameet Sinha Analyst, B. Riley FBR, Inc. Naved Khan Analyst, SunTrust Robinson Humphrey, Inc. Zachary Schwartzman Analyst, RBC Capital Markets LLC

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 3 Copyright © 2001-2017 FactSet CallStreet, LLC MANAGEMENT DISCUSSION SECTION Operator: Good afternoon. My name is Cheryl and I will be your conference operator today. At this time, I would like to welcome everyone to the GoDaddy Q3 2017 Earnings Conference Call. All lines have been placed on mute to prevent any background noise. After the speakers' remarks, there will be a question-and-answer session. [Operator Instructions] Thank you. Marta Nichols, VP of Investor Relations, you may begin your conference. ... Marta K. Nichols Vice President-Investor Relations, GoDaddy, Inc. Good afternoon and thank you for joining us for GoDaddy's Third Quarter 2017 Earnings Call. With me today are Blake Irving, CEO; Scott Wagner, President, COO and Incoming CEO; and Ray Winborne, CFO. We'll share some prepared remarks and then we'll open the call up for your questions. On today's call, we'll be referencing both GAAP and non-GAAP financial results and operating metrics such as total bookings, unlevered free cash flow, net debt and ARPU. A discussion of why we use non-GAAP financial measures and reconciliations of our non-GAAP financial measures to their GAAP equivalents may be found in the presentation posted to our Investor Relations website at investors.godaddy.net or on our Form 8-K which will be filed with the SEC with today's earnings release. The matters we'll be discussing today include forward-looking statements which include those related to our future financial results, new product introductions and innovations, our ability to integrate recent or potential future acquisitions and achieve desired synergies, including our recent acquisition of HEG. These forward-looking statements are subject to risks and uncertainties that are discussed in detail in our documents filed with the SEC. Actual results may differ materially from those contained in the forward-looking statements. Any forward-looking statements that we make on this call are based on assumptions as of today, November 6, 2017, and we undertake no obligation to update these statements as a result of new information or future events. Unless otherwise stated when we refer to organic measures, we're referring to those measures excluding the impact of HEG. I'll now turn the call over to Blake. ... Blake Irving Chief Executive Officer & Director, GoDaddy, Inc. Thanks, Marta. And thanks, everyone, for joining us today. We continued to deliver steady growth in the third quarter across all measures including bookings, revenue, customers and ARPU. And we're making continued progress on our 2017 product and strategic initiatives – including; one, growing penetration of GoCentral and continued rapid development of new features; two, growing adoption of our new telephony offering, SmartLine; three, our HEG integration and international expansion; and four, the early release of our new Pro Managed WordPress offering.

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 4 Copyright © 2001-2017 FactSet CallStreet, LLC I'd like to share some quick details on our newest Pro WordPress offering for professional web developers. And then Scott and Ray will update you on other initiatives and our results. Today, over 50% of small business websites globally are still built by professional web developers. WordPress is the most widely used content management system employed by professional web developers today. And we're the world's largest WordPress host with millions of WordPress sites around the world hosted by GoDaddy. The early release of our new WordPress testing platform bundles together high performance and highly reliable hosting with end-to-end security and the essential tools necessary to efficiently manage multiple clients and sites. It includes a new WordPress-centric 24/7 expert customer support service and was built on a modern open stack platform that employs a containerized isolated environment for every site using the latest technologies for enhanced performance, scalability and security. We've built in multiple layers of caching, containerized resource scaling and built-in redundancy as well as SSL on every domain and Sucuri's site monitoring, backup and firewall, all important features for pros. Now on a completely different thread, as you all know, I'm retiring at the end of this year. So I wanted to take a minute to say how proud I am of the GoDaddy team and all we've accomplished together over the last five years. We recruited an exceptional crew, shifted the brand perception and evolved from a domain-centric company to a full-scale global technology partner for small businesses. We've been successful at providing best-in-class products and consultative empathetic care to help our customers and their ventures become successful across the globe. The CEO transition to Scott is going very smoothly. And everyone here is fired up about our future. And, look, hey, I am thrilled and humbled to have been a part of GoDaddy's transformation and growth. And I'm excited to watch the company continue to thrive under Scott's leadership. And I also want to thank all of you, our analysts and investors, for your engagement and support since our IPO several years ago. We've always appreciated and welcomed your questions, your insight and your sponsorship. So with that, I'm going to turn the call over to Scott. Scott. ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. Hey, thanks, Blake. And thank you for your leadership over the last five years. Your contributions to our culture, business and public standing had made a lasting impact. I personally look forward to your continued engagement on our board. And I really appreciate our time and partnership together. Now, I'd like to share a perspective on where GoDaddy is today and a couple of thoughts on our future opportunities. The GoDaddy of today has several compelling attributes. First, what we do for our customers is both valuable and important to them. GoDaddy enables our customers, small businesses, organizations, personal ventures to take an idea and to turn that idea into an effective online presence and beyond. GoDaddy remains the marketplace for domain names with approximately 73 million names under management. We've put a lot of effort into broadening our product portfolio beyond domains over the last five years, developing successful extensions into adjacent categories like website building and productivity with intriguing opportunities

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 5 Copyright © 2001-2017 FactSet CallStreet, LLC we're pursuing now in security and voice. These extensions have created a broader value proposition for our customers and have enabled us to grow ARPU from $93 at the end of 2012 to $134 today with consistent mid single digit ARPU growth during our time as a public company. Second, the customer need that we satisfy is a global one. And we've proven, in a fairly fragmented and competitive environment, that we can build a large-scale international business. Five years ago, at the end of 2012; we had 10 million customers, about 2 million of which were international, and just under $200 million of revenue outside the United States. Today, we have more than 7 million international customers and an annual run rate of nearly $800 million of international revenue, almost four times where we were just five years ago. That huge growth was accomplished by developing a scaled localization process for both our website and our products and extending our go-to-market playbook of attractive LTV to CAC marketing and customer care around the world. Third, we've grown our product and geographic footprint while also investing in distinguishing capabilities like our tech platform and consultative care model. The single tech platform we've built has accelerated our development process, letting us introduce products and features quickly and globally while allowing these products to work better together. Our customer care is unique and allows us to deliver both support and customer-oriented solutions that translate into loyalty, high retention, referrals and trade up into other services. Finally, for the investors in our audience. We have a predictable business model with attractive lifetime value to acquisition unit economics and a demonstrated track record of growing both revenue and margins. Since 2012, revenue has grown from about $900 million to what we expect will be over $2.2 billion this year, with 2017 unlevered free cash flow expected to be about $485 million, again, multiples of what the company generated just five years ago. So just to summarize those four points. We proved what we do is valuable to customers and addresses a truly global need. And we've developed a tech platform, care and other capabilities that are truly distinctive versus competitors, all while delivering meaningful growth in top line and cash flow. Now, this is great and we're all proud of it. But it's also history. It's particularly exciting for me to look forward to the opportunities ahead of us. There are some things we'll do in the next several years that build on our past successes, while a couple of other things will be new and are a natural evolution of the company and our strategy. First, product innovation and expansion will remain a critical block of our strategy, both in anchor categories including naming, web presence and productivity and extending into additional categories like security, voice and others where we think we can add distinctive value to our customers. GoCentral's a great example of our innovation here. We've continued to rapidly iterate on features while maintaining the core tenets of simplicity, ease of use and mobility. Today, we're seeing good adoption rates, increasing conversion from free to paid, positive customer feedback and rising net promoter scores, all while continuing to rapidly add new features. We have a lot of new functionality coming to market very soon to light up a wide range of vertical solutions and to get deeper into the transactional relationships of our customers and their customers. Beyond GoCentral, our category extension efforts into security and voice continue to hold promise. And we'll provide more color on those as we move into 2018. Success for our product efforts will be measured by being best-in-class in key categories.

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 6 Copyright © 2001-2017 FactSet CallStreet, LLC Second, as I mentioned earlier, international markets continue to be a major opportunity for us. We're in a good position to grow the business outside the United States at attractive economics and believe international has the potential to be larger than our United States business over time. Our HEG acquisition has added to our breadth in Europe and the combination is going really well. We're hitting our operational and financial milestones, as you can see in the solid Q3 results. Looking forward, we'll build on these successes, both broadening and deepening our product portfolio and growing internationally, both organically and judiciously using our balance sheet and strong free cash flow over time. Now, what will be newer for us going forward are a couple of key initiatives. First, we'll focus on developing a deeper engagement with our existing customers. And second, evaluating the opportunity to make greater use of public cloud. First, our customers. Our 17 million plus customers are the North Star at GoDaddy and are our most precious asset and relationship. Our data clearly shows that when we get our engagement with customers right, we not only help with an immediate need but we also create loyalty and develop a deeper relationship. There are many opportunities for us to create great end-to-end experiences from our customers, from merchandising and purchase flows to use of in-product application discovery to wrapping our products together in bundled subscriptions and much more. This will be a big focus of mine. And I expect it to mean both better results for our customers and, ultimately, continued ARPU growth for GoDaddy. Second, on our approach to the public cloud. GoDaddy today has a sophisticated global, private infrastructure running a large chunk of the world's DNS, and millions of active websites and other cloud applications. Our customers value us for the experiences we provide, not necessarily for just the infrastructure itself. So there's a conceptual opportunity here for us to invest in the public cloud; to increase speed, performance of our global products which our customers value and possibly provide better long-term economics for us. If I take a step back, GoDaddy today is a great business with a terrific team and many great opportunities ahead, both to distinctively serve our customers in the marketplace and to consistently deliver results. I'm looking forward to the next wave of GoDaddy's evolution and to constructing a unique category-creating cloud software company that enables ideas to start, grow and thrive online all around the world. I'm going to turn it over to Ray now to cover our financial picture. Ray. ... Raymond E. Winborne Chief Financial Officer, GoDaddy, Inc. Thanks, Scott. I'll cover three points on the financials today. First, we're executing well, delivering strong growth on the top line with another solid quarter of growth in customers and ARPU. Second, we're getting margin expansion through operating leverage, even as we continue to invest in the product roadmap. And third, the highly cash generative nature of this business positions us well to pursue value-creating opportunities in the future.

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 7 Copyright © 2001-2017 FactSet CallStreet, LLC On my first point, consolidated revenue grew 23% to $582 million, coming in at the top of our guidance this quarter. On an organic basis, revenue was up 12% year-over-year, while HEG contributed $53 million in the quarter, in line with our guidance. Looking at our two revenue drivers, customers grew nearly 18% to 17.1 million customers. And ARPU came in at $134, up 5% year-over-year. On an organic basis, we've continued to see nice balanced growth, with both customers and ARPU up mid single digits compared to prior year. Finally, our total bookings were $668 million for the quarter, growing 25% year-over-year. Let me touch briefly on our three product revenue lines. Domains revenue grew approximately 15% year-over- year in Q3. The majority of the growth was organic driven by international and strong renewals with the remainder attributable to the addition of HEG. We continue to look for organic growth in our Domains business to move toward our customer growth rate over the medium to long term. Hosting and Presence revenue increased over 30% versus Q3 a year ago, with the majority of incremental revenue coming from HEG. Our expected longer-term growth rate remains roughly one to two times our customer growth rate. Business Applications revenue grew 38% in Q3 driven by our growing product suite and customer base along with a small contribution from the addition of HEG. Turning to international, revenue came in at nearly $200 million in Q3 growing 51% year-over-year. Beyond the addition of HEG, GoDaddy's organic business continued to grow at a double-digit clip. As Scott mentioned, we've built a scaled international business that now represents over 1/3rd of total revenue and approaching an $800 million annual run rate. We're in over 50 markets around the world with leading positions in many key markets, positioning us well for continued strong growth in this business. Staying with international for a minute. It was almost a year ago that we announced the acquisition of HEG, a highly complementary business that dramatically strengthened our position in Europe. We're now seven months post close and the opportunity for value creation is even stronger than we envisioned. Local leadership is running the day-to-day business of the combined operations in EMEA and making decisions to drive long-term growth. The integration teams are collaborating well and executing on our roadmaps. We continue to focus on optimizing pricing and returns on marketing dollars, enhancing the merchandising experience and building an integrated European customer care operation. We've also introduced more GoDaddy products to HEG customers, continuing the execution against a roadmap that takes us through next year and we're learning together. Despite the similarity of these businesses, we're finding lots of opportunity in the different ways we've each optimized the customer experience or business outcomes that will benefit our global business going forward. Turning to my second point on cash generation. Unlevered free cash flow grew 44% in Q3 to $137 million, demonstrating an inherent leverage in the operating model with terrific flow-through from the incremental revenue growth. Looking at the P&L, gross margin ticked up sequentially. And for modeling purposes, we'd recommend holding it in the 65% range going forward.

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 8 Copyright © 2001-2017 FactSet CallStreet, LLC A couple of other items to note in the quarter. First, G&A includes $4 million associated with HEG integration cost. And second, we closed on the sale of PlusServer this quarter. This resulted in a net gain on disposal primarily due to FX movements and recognition of a loss on debt extinguishment related to the early retirement of the associated bridge loan. To my third overall point, we finished Q3 with approximately $553 million in cash and short-term investments and net debt of $1.9 billion or about 3.3 times leverage on a pro forma trailing 12-month basis. When we announced the HEG deal a year ago, we expected to be at the middle of our targeted range of 2 to 4 times by the end of 2017 and we're clearly on track to get there. Our long-term focus remains on driving strong and consistent cash flow. As our cash flow and balance sheet capacity expands, you'll continue to see us be thoughtful stewards of capital with the ultimate goal of prudently driving attractive growth in levered free cash flow per share for our investors. So let's discuss our outlook for Q4 and the full year. For revenue, we're tightening our full-year range and raising the midpoint. For Q4, we expect revenue in the range of $591 million to $596 million implying full-year revenue growth of 20% at the midpoint. Given our strong performance, we're raising our expected unlevered free cash flow outlook for the year to approximately $485 million implying 36% year-over-year growth. Looking forward into 2018, we expect revenue growth in the range of 13% to 15% for the full year with low double digit growth once we lap the HEG acquisition in Q2. And we remain confident we can generate unlevered free cash flow of over $600 million next year. Consistent with past practice, our cash flow outlook excludes expected acquisition and integration costs. So to wrap up, we're continuing to deliver on our strategy and financial expectations. And we see very big global opportunity to keep growing the business for many years to come. Now I'll turn the call back to Blake. ... Blake Irving Chief Executive Officer & Director, GoDaddy, Inc. Thanks, Ray. And not to get wistful on anybody, but I got to tell you it's been my privilege to be a part of GoDaddy's success over these past five years. Leading this incredible group of people and being part of this team has been the experience of a lifetime and I thank all of you for it. To you, investors, analysts, we thank you as always for your time. And we're ready to open the call up to your questions. Operator.

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 9 Copyright © 2001-2017 FactSet CallStreet, LLC QUESTION AND ANSWER SECTION Operator: [Operator Instructions] Our first question comes from the line of Sam Kemp of Piper Jaffray. Your line is open. ... Samuel James Kemp Analyst, Piper Jaffray & Co. Q Great. Thanks, guys, and congrats on the solid quarter. So congrats to you and the whole company. Scott, I've got two kind of strategic-oriented questions. One is around acquisitions. When you look around the world at other geographies that you'd like to move into, do you see other HEG-style acquisitions as being part of that core strategy? And then the second is you talked about moving over to the public cloud. That's obviously a space that's seeing a huge expansion of associated services, most of which small businesses aren't really adept enough to adopt on their own. Do you see this as also an opportunity to expand your product partnerships to bring some of those tools into a reasonable space for a small business? Thanks. ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A Thanks, Sam. So first to other acquisitions like HEG around the world. There are other opportunities that conceptually would look like HEG. But our focus right now is continuing to execute against that. We're making great progress right now both operationally and financially. And that's our priority over the next couple of quarters. Assuming we keep ticking along and it goes well; yeah, I think there's more opportunities for us around the world particularly if you have a three- to five-year outlook. To your second question on public cloud. Over the last five years, as we all know, there's just been an enormous expansion of capability in the public cloud. You have three companies who have poured billions of dollars into capital to build the global infrastructure around it. And we're a global SaaS application company. And certainly for us, we think there's an opportunity. And the primary opportunity is to use public cloud for speed of deployment and application performance of our products, particularly internationally and drive consistency in our operating model. And I think what that actually translates into is, yeah, further help to SMBs because really we're their gateway towards cloud software products and being able to do that around the world with great and consistent performance. ... Samuel James Kemp Analyst, Piper Jaffray & Co. Q Great, thanks. ... Operator: Your next question comes from the line of Matt Pfau of William Blair. Your line is open. ... Matthew Charles Pfau Analyst, William Blair & Co. LLC Q Hey, guys. Thanks for taking my questions. I wanted to touch on GoCentral and the success you're seeing there. Just interested to hear. Are the customers that you're seeing new to the GoDaddy franchise and as such GoCentral's sort of acting as an on-ramp? Or is it more of cross-selling to some of your existing customer base? And then I guess in terms of the improved conversion, what has been the primary driver of that?

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 10 Copyright © 2001-2017 FactSet CallStreet, LLC Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A Hey, Matt. It's Scott. So first, we're seeing GoCentral customers both coming from the existing base and new. So the answer is both and that's probably the best answer for everybody on the phone, which is people who have been with us for a while are adopting GoCentral, love it. Their publishing metrics are great as are the NPS. And we're bringing new people into the franchise. In terms of conversion metrics, it's good solid free-to-paid conversion metrics. I think we had highlighted some of those on the last call. And we're just seeing good performance out of them. And it's a combination of just product quality and better merchandising outreach and just getting people from signup through the flows faster. And we're going to keep working at it as we go. ... Matthew Charles Pfau Analyst, William Blair & Co. LLC Q Got it. And then in terms of the ARPU increase that you saw in the quarter, did cross-selling the HEG customers contribute to that or was that just more of penetrating, I guess, the core of GoDaddy customers? And then in terms of products that's driving that increased ARPU, anything in particular that sort of stood out in the quarter in terms of improving ARPU? ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A Not really, Matt. If you look at ARPU at just the aggregate level, you see that it was up 5% and change on a year- over-year basis in terms of growth rate. And that's really what we've been doing consistently as a public company for the last two years plus. And really it's a combination of sort of the product expansion within our base and evolution of the product portfolio and attach. And there's really no one single thing to highlight but just a consistent execution of our strategy. ... Matthew Charles Pfau Analyst, William Blair & Co. LLC Q Got it. Thanks for taking my questions, guys. ... Operator: Your next question comes from the line of Ron Josey of JMP Securities. Your line is open. ... Ronald V. Josey Analyst, JMP Securities LLC Q Great. Thanks for taking the question. Just a real quick follow-up, Scott, on just the public cloud transition. Can you talk about just ultimately how you envision this transition using the public cloud provider and specifically the operating expense associated with it just because the cost will come in on your income statement, but you should benefit CapEx? So any insights there would be helpful around timing and impacts to the model. And then I heard a few times talking about enhancing the merchandise experience, which clearly talks about e-commerce and the storage solution potentially around GoCentral. So any other insights here maybe around timing would be helpful. Thank you. ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A Yeah. Thanks, Ron. So first on public cloud. As you know and everybody else on the phone does too, look, these are multi-year journeys. And other people who are scaled global and Internet SaaS providers who are either in the middle of or towards the end or even beginning see this as a five-year evolution. And so we're in the early stages

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 11 Copyright © 2001-2017 FactSet CallStreet, LLC of engaging with the big three cloud providers and are looking not only at the engineering and technical capabilities but also the strategic relationships we either have or could have with each one of these providers and are at the very early stages of figuring out what the right path for us is. Now you asked a bunch of questions around the economics and had a couple of statements in there about OpEx and CapEx and how that transition could play out. And we'll give you highlights in that really more as we get into 2018 and really firm up what exactly we're doing. The punch line and takeaways, I think, for everybody is we're looking at this hard. And the main goal and effort is to continue to facilitate global expansion of our product portfolio with one platform. And as we get more insight into the specific economics, we'll give you some insight. ... Raymond E. Winborne Chief Financial Officer, GoDaddy, Inc. A Hey, Ron. It's Ray. The only thing I'd tack onto that is the guidance that we put out there on unlevered free cash flow obviously contemplates what we'll do in the short term with respect to cloud. ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A And then your second question was on e-commerce capabilities. GoCentral, we'll continue to evolve feature and functionality set within GoCentral to get deeper into not just a couple of verticals but really the hundreds of verticals that are indicative of the small business economy around the world. And if you look at small businesses and organizations, the vast majority of them are service businesses. And so what that means is your time is particularly critical and your time is driven for the most part by your bookings, appointment and calendarization. And so for us, when we think about the next step of GoCentral and e-commerce, it's really driving towards service commerce and all the capabilities to be terrific at deep service commerce for hundreds of verticals, not only here in the U.S. but around the world. ... Ronald V. Josey Analyst, JMP Securities LLC Q Great. Thank you. ... Operator: Your next question comes from the line of Lloyd Walmsley of Deutsche Bank. Your line is open. ... Matt Diamond Analyst, Deutsche Bank Securities, Inc. Q Hey, guys. This is actually Matt Diamond on Lloyd's behalf. Congrats again on the solid trend. I'm just curious about the spending outlook for 2018. We talked about the revenue growth and the free cash flow growth. But any preliminary color you could give on OpEx for next year? Should it more or less approximate revenue growth or is there some dynamics that I may be not appreciating there? ... Raymond E. Winborne Chief Financial Officer, GoDaddy, Inc. A No, Matt, no change. It's Ray. No change in the growth algorithm. Obviously, we don't communicate with the Street on an adjusted EBITDA basis since last year. But we still run the business that way. And so that 18% to 20% growth on that operating standpoint is still where we're targeting. And I think that fits nicely into the model. ...

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 12 Copyright © 2001-2017 FactSet CallStreet, LLC Matt Diamond Analyst, Deutsche Bank Securities, Inc. Q Okay, great. And just a housekeeping one from me. I know we raised HEG guidance last quarter. And I can appreciate that it's tough to parse out organic revenues against HEG revenues. But any sort of rough ballpark guidance you could give us for HEG's contribution this quarter? ... Raymond E. Winborne Chief Financial Officer, GoDaddy, Inc. A Yeah. I think the same guidance I gave you guys last quarter, Matt, which is if you take a rough cut of the HEG revenue, it's 30% Domain, 60% Hosting and Presence and 10% Biz Apps. If you apply that against the $52 million, $53 million of revenue, you can get a good sense of how it hit the revenue line items and what it contributed. ... Matt Diamond Analyst, Deutsche Bank Securities, Inc. Q Okay, great. Thanks so much. ... Operator: Your next question comes from the line of Sterling Auty of JPMorgan. Please go ahead. Your line is open. ... Ugam Kamat Analyst, JPMorgan India Pvt Ltd. Q Hi, guys. Thanks for taking my question. This is Ugam Kamat on for Sterling Auty. You have mentioned about prioritizing GoCentral. But just wanted to understand, how are you prioritizing the allocation of resources to Website Builder 7 versus GoCentral? And are you incentivizing customers to convert from the Website Builder 7 to GoCentral? And then I have a follow-up. ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A Thanks, Ugam. GoCentral is the go-forward platform for us from a DIY perspective. And so our resources, attention and effort is going against continuing to develop GoCentral. In terms of the conversion of customers, we're creating ways through our care center that our customers can move. And we're interacting with them to help customers to get to the right solution. But it's a bit of a balance between – if somebody has a great site and presence that they love; great, well, they can stay. And obviously, we're going to work towards helping our customers get to a great solution and one that works for them. But in terms of going forward, new builds, new efforts, GoCentral absolutely is the definitive platform for us. ... Ugam Kamat Analyst, JPMorgan India Pvt Ltd. Q All right, thanks. And on the retention rate, can you provide us any particular trend on how it has trended following your completion of acquisition with HEG? ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 13 Copyright © 2001-2017 FactSet CallStreet, LLC When you're saying retention rate, I'm assuming you're asking about customer retention rate. And our customer retention continues to be strong, terrific, same trajectory as it's been for honestly the last 5 and 10-plus years. No change whatsoever in the fundamentals of our customer retention, both us and HEG. ... Raymond E. Winborne Chief Financial Officer, GoDaddy, Inc. A Yeah. And, Ugam, with HEG, as we highlighted before; their retention metrics are actually a little better than ours. ... Ugam Kamat Analyst, JPMorgan India Pvt Ltd. Q All right. That was helpful. Thank you so much. ... Operator: Your next question comes from the line of Deepak Mathivanan of Barclays. Please go ahead. Your line is open. ... Deepak Mathivanan Analyst, Barclays Capital, Inc. Q Hey, guys. Two questions for me. So first, from a product standpoint in 2017; the new website editor and the security offerings are kind of the key launches during this year. What should we expect for 2018? If you don't want to be more specific, perhaps you can talk about what areas you're likely to explore to drive ARPU growth higher. And then the color on international was helpful. But then it's been a couple of years since you expanded into new markets in Asia-Pacific. Can you talk about the recent trends there, perhaps in terms of the size of the region from a customers or a booking standpoint? What are some of the products that's seeing continued success there? Thanks, guys. ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A Thanks, Deepak. So first, products in 2018. As you know, certainly for the last two years, but even really the last five; our continued ARPU success, in the mid single digits has been a combination of several product categories, not specifically one in particular. You brought up two really important things that we've been talking about in 2017, one, GoCentral and presence and two, security. In terms of the milestones going forward. On GoCentral, I'd highlight two we just mentioned; service commerce and all the capabilities around service commerce, and then second, wrapping GoCentral into a deep vertical execution across hundreds of verticals. And so you're going to continue to see feature-set evolution across both of those areas. And what it'll mean is there'll just be increased depth of capability, not just on a website but also extending that website into other functionality that'll make an idea relevant whether you're a tax attorney or a nonprofit or an organization and just satisfying those needs. So couple of product capabilities that are going to be coming really in the next couple of quarters that again should translate into retention, resonance, activation, just all the goodness of activity that translates into good business. And on security, security is a terrific add-on that you're seeing both success on a standalone basis but also us wrapping security capabilities whether it's CDN or WAF or malware, backup and scanning into our other products. And we're having some toehold success there. And that's really one of the things we're going to be rolling out throughout all of next year. So those are maybe two things. And then your trends in APAC. We continue to have good growth. I think we feel good in APAC, both customer growth and the trajectory of some of our products. And

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 14 Copyright © 2001-2017 FactSet CallStreet, LLC our focus going into next year is going to be around localized marketing in a broader footprint across APAC, just continuing to lean into countries that we're seeing good growth in because we do see that the core business model and go-to-market that we have is also working in Asia. ... Operator: Your next question comes from the line of Jason Helfstein of Oppenheimer. Your line is open. ... Jason Helfstein Analyst, Oppenheimer & Co., Inc. Q Thanks. Can you elaborate a bit more on the comment about greater engagement with customers? Is it kind of manual engagement through the call center or is it getting in front of the customers more often with e-mails or new products announcements, features, et cetera? So just elaborate a bit more. And is there a way to think about from a – deferred revenues jumped up in the quarter, how much was that due to HEG? And are there kind of some perhaps timing issues? And how do we think about deferred revenues over the next few quarters until we lap the acquisition? Thanks. ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A Yeah. Thanks, Jason. So on customer engagement – thanks for the question, by the way. Yeah, again, today we have 17 million plus customers, many of whom have a lifespan longer than a decade with us. And as I know you appreciate it and probably many on the phone do too, perhaps our biggest strategic opportunity as a company is to do more with our base of customers. And over the last five years, we've thrown our shoulder against our product portfolio, adding capabilities to individual applications that we can do for our customers. Today and really over the last year, we found that a lot of the gaps in adoption of these new products is our customers actually aren't either, a, discovering them or, b, just aren't even aware of the capability we have. And so what that means is we're at a nice stage in our evolution where there's an opportunity to put time and investment into how our customers engage with us across all our touch points – meaning our website, both logged-in and non-logged-in state, care, help, chat, all those different touch points – and wrapping them in an end-to-end experience that, if we do it right, are going to be ways that our customers discover, try and use more of our products. Now I realize I'm answering this at a pretty high level. But it's something where each of these touch points over the last five years have been kind of spread throughout the company. And we've been operating them all, many in really the same way that we have for a long, long time. And if we take a step back and look at how our customers engage with us, they don't care as much about a specific product application as much as their idea and how it evolves. And if we think about that experience backwards, there's ways that hopefully we can create good engagement with people. And ultimately, it'll drive more product adoption, better satisfaction, usage and success of their idea over time. And I'm going to hand – Ray's going to take the second question on deferred. ... Raymond E. Winborne Chief Financial Officer, GoDaddy, Inc. A Hey, Jason. It's Ray. So generally, we have counseled folks to model this from a bookings perspective, percentage of bookings and revenue as you've seen over the past few quarters. Obviously, HEG's creating a little bit of noise in those growth rates. Glad to take it offline with you and help you with the model. ... Jason Helfstein Analyst, Oppenheimer & Co., Inc. Q

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 15 Copyright © 2001-2017 FactSet CallStreet, LLC And just, Scott, let me just follow up – just back on the first question. Are you thinking about this in context of potentially slower customer growth at some point? So not next year; but at some point, the customer growth will slow. And the point is that do you think that there is more meaningful upside on the upsell? ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A No, Jason, that's not the signal. The takeaway is, oh, we're going to really think about and create a great end-to- end experience across these 17 million customers. So it's not a substitution of, it's an and. ... Jason Helfstein Analyst, Oppenheimer & Co., Inc. Q Okay, thank you. ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A Yeah. ... Operator: Your next question comes from the line of Jonathan Kees of Summit Redstone. Please go ahead. Your line is open. ... Jonathan Allan Kees Analyst, Summit Redstone Partners LLC Q Great. Thanks for taking my questions. I wanted to just focus on the integration and progress with the HEG integration. Last quarter, you had mentioned that the bookings with HEG was a little bit below the company as a whole and you're working on customer care and improving that investment, improving the bookings order rate there. Just curious how that's doing and also in terms of the take rate with the Business Applications and even the attach rate with Domains. Obviously, they're heavy on the Hosting and Presence. And you talked about selling them, pushing the other products with them to increase ARPU. So wondering how their ARPU is doing relative to the company whole. And then anything else like with the backend office assistant infrastructure, if that's already been consolidated or are you running on a more optimized network? Thank you. ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A Hey, Jonathan. It's Scott. When we think about the HEG integration, we're really happy with where we are. And I think I'd go back to three points that we're working on. The first is creating a global product portfolio and layering that across Europe both underneath the GoDaddy brand and a couple of heritage brands within HEG. The second is creating a single both infrastructure and platform that goes from our tech infrastructure to our platform capabilities to customer care. We're well underway across all those three things. And finally, what we're now able to do is increase our go-to-market effort across Europe primarily under the GoDaddy brand. And we're seeing good traction operationally across each of those three things. And if you're looking at the financial results, we're right on track with where we want to be. ... Jonathan Allan Kees Analyst, Summit Redstone Partners LLC Q Okay, great. Thanks for that color. Good luck. ...

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 16 Copyright © 2001-2017 FactSet CallStreet, LLC Operator: Your next question comes from Brian Essex of Morgan Stanley. Your line is open. ... Brian L. Essex Analyst, Morgan Stanley & Co. LLC Q Hi. Good afternoon and thank you for taking the question. Congrats on the quarter. Scott, a question for you just on that last comment that you had around how you're approaching Europe under the GoDaddy brand. What about the legacy HEG brands, 123 Reg? I know you were going to kind of lean on some of the brand equity that HEG had in Europe. But has that changed at all? And maybe how do we think about Europe and the rest of the emerging markets that you had pretty good international growth this quarter? ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A Yeah, thanks, Brian. We're happy again with Europe overall, both GoDaddy and HEG. Specifically in Europe, GoDaddy is and will be our primary brand in terms of incremental marketing spend and effort. Now HEG has a portfolio of brands and there are a couple – and you mentioned 123 Reg in the UK and Domain Factory in Germany, which have terrific execution and a nice position in the market. And what we'll do is use those as complementary brands maybe with a little extra emphasis on a product or two or a go-to-market effort or two but won't be incremental. And so we're happy with the position and the thinking around how we can use those heritage brands in a complementary way, again, around GoDaddy to have a nice position in the UK and Germany for the next several years ahead. And when we think about expanding into other markets, our primary effort will be under the GoDaddy brand. ... Brian L. Essex Analyst, Morgan Stanley & Co. LLC Q Got it. And maybe to follow up with Ray. I think you initially indicated, I think, a $20 million synergy target with the combination of HEG. Where do we stand with regard to your synergy targets? Have you uncovered additional, maybe, asset rationalization? And what can we expect going forward incremental to any kind of margin accretion from the combination of the business? ... Raymond E. Winborne Chief Financial Officer, GoDaddy, Inc. A Hey, Brian. It's Ray. Well on track to achieve the $20 million plus synergies by the end of next year. We have uncovered new synergies as we've gone through particularly infrastructure. But still on track to deliver at our commitment or better by the end of next year. ... Brian L. Essex Analyst, Morgan Stanley & Co. LLC Q All right. Super helpful. Thanks, guys. ... Operator: Your next question comes from line of Brent Thill of Jefferies. Please go ahead. Your line is open. ... Brent Thill Analyst, Jefferies LLC Q

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 17 Copyright © 2001-2017 FactSet CallStreet, LLC Thanks. Just a question on the organic growth at 12%. I think for the last couple of years, you've been between the pretty tight range of 12% to 15%. I realize you had a tough comp last 3Q. But anything organically that you're seeing that may be different than you've seen historically or pretty much in line? ... Raymond E. Winborne Chief Financial Officer, GoDaddy, Inc. A No, Brent. It's Ray. I haven't seen anything that would change the trajectory there. It's been solid all year. We've continually updated the guidance to reflect that. So nothing to point out there. ... Brent Thill Analyst, Jefferies LLC Q Okay. And for Scott, there's been a lot of focus on the online store. I don't know if you have a sense of kind of penetration and where you could be. And why is this constrained to just the services commerce versus a broader commerce opportunity for the customer you're serving? ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A Yeah. Thanks, Brent. Well, I think you've got to do something first. And our first effort is around having a fantastic execution of service commerce. Now we do have, as part of GoCentral, a online, again, store for the sales of physical goods and inventory. That is a great entry-level service that is terrific and works well. I think our primary focus right now is wrapping service commerce around that footprint and focused on being able to do that around the world. Now, when you ask about commerce and particularly physical inventory; it's such a local execution country by country. And that has a whole set of capabilities required to do that locally around the world. Again, we do think GoCentral, one of its advantages is the global nature of our execution. Over half of our signups, incremental signups are coming from outside the United States in GoCentral. But again, you're – getting our first step or next step in the evolution around service commerce, integration of service commerce, possibly with product capabilities but make sure that that solution works great not only here in the United States but also more around the world. ... Brent Thill Analyst, Jefferies LLC Q Thank you. ... Operator: Your next question comes from the line of Mark May of Citi. Please go ahead. Your line is open. ... Mark A. May Analyst, Citigroup Global Markets, Inc. Q Thanks for taking my questions. Hopefully, they haven't been addressed. Can you shed some light on what the main driver of – you had some nice gross margin improvement in the quarter – what the main driver of that was? And then I think that you helped us with the HEG revenue contribution in the quarter. But can you comment on what HEG's organic growth rate was in the quarter? Thanks. ... Raymond E. Winborne Chief Financial Officer, GoDaddy, Inc. A

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 18 Copyright © 2001-2017 FactSet CallStreet, LLC Hey, Mark. It's Ray. So as far as gross margin, you've seen that tick up the last few quarters. Nothing unusual to highlight this quarter. I think as you'll continue to see the shift from Domains to the higher-margin software products, you'll see that float up. But as I noted in my remarks, we're still recommending folks to guide or to model at that 65% range. Again, we just don't want to box ourselves in there. We want the flexibility to be able to invest there and not to affect our build/buy/partner on products or pricing actions we may take or even, to Scott's point about cloud, how infrastructure deployment might affect that gross margin. As far as HEG organic growth, that business is continuing to perform well. Again, you could see our overall margins and revenue growth rate. That was at the top of our guidance. So we're managing those businesses together. So the customers are going to whichever brand that they're being driven to by the marketing. ... Mark A. May Analyst, Citigroup Global Markets, Inc. Q My recollection is that HEG generally has a little bit slower growth profile than the legacy GoDaddy business. If that's true, it looks like GoDaddy organic grew about 12% this quarter. And you're guiding to, as you anniversary the HEG deal, to be growing in the low double digits next year. Am I reading into your assumption there is that you'll either see an improvement in the HEG revenue growth, or are you expecting an improvement kind of in more of the legacy business? ... Raymond E. Winborne Chief Financial Officer, GoDaddy, Inc. A We're guiding those together, Mark. So it's – 12% was the GoDaddy rough justice in Q3. When you look at the double digit that we're projecting or targeting for next year, that's the combined growth rate. We're not looking at these separately. ... Mark A. May Analyst, Citigroup Global Markets, Inc. Q Okay, thanks. ... Operator: Your next question comes from the line of Aaron Kessler of Raymond James. Please go ahead. ... Aaron M. Kessler Analyst, Raymond James & Associates, Inc. Q Hey, guys. Thanks for the question. Just a couple of things. First on the premium solutions, the growth drivers, how would you kind of rank order key growth driver there between kind of Office 365, some of your marketing solutions and other? And then maybe just on the GoCentral, I know it's kind of still early. How would you potentially rank kind of which inning development you're in? And then when we think of vertical solutions, how many do you think you can launch per year? Thank you. ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A Well, in terms of premium solutions, I think you're looking at Business Applications or at least I'm interpreting that, Aaron. And the vast majority of our revenue still in that Business Applications category is productivity, both Office 365 and GoDaddy's proprietary e-mail solution of Workspace. And that's a nice balance between the two. Those both continue to grow nicely.

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 19 Copyright © 2001-2017 FactSet CallStreet, LLC Now to your second question on GoCentral. How many verticals can we expect per year? Well, what's nice about GoCentral is the onboarding process for GoCentral is really AI- and initiative-driven or idea-driven, where the very first thing you do is type in what the idea for the site is about. And that already has the capability for hundreds of verticals. Now when I say put a little more effort into it, there's 20 verticals that are the first wave that are verticals you would expect. In some ways, you could just follow the small business economy for those 20 verticals that'll be rolling out early next year with a much deeper set of both content and features. And after those roll, there'll be again 10 dozens of verticals to roll beyond that. But it's not a specific – we're not going one or two verticals. It's a horizontal capability merchandised vertically. ... Aaron M. Kessler Analyst, Raymond James & Associates, Inc. Q Great. And maybe just quickly if you can comment on how acquisitive you'll look to be in the Business Apps going forward and what you're seeing in terms of valuations there. ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A Well, the nice thing about our business and where we are is, first and foremost – back to the customer comment or Jason's customer comment – we've got 17 million customers who have ideas, businesses at some stage of development and looking to develop those ideas online. And our opportunity as a consistent platform and with a great delivery model is as those ideas develop, we can add more and more things over time. We've taken a nice couple of steps over the last few years and we've had some success. And I think that's reflective of the customer permission we have to develop more things with and for our customers over time. In terms of specific categories, we'll continue to go through the build/buy/partner analysis and discipline with the goal of having a great, distinctive solution if we're going into a category. Our bar for ourselves is higher than just doing something. If we do anything in a category, we should be good, if not great. And so that'll drive – with a focus on great. And that'll drive the build/buy/partner decision to be distinctive in the categories in which we compete. ... Aaron M. Kessler Analyst, Raymond James & Associates, Inc. Q Great. Thank you. ... Operator: Your next question comes from the line of Sameet Sinha of B. Riley FBR. Your line is open. Please go ahead. ... Sameet Sinha Analyst, B. Riley FBR, Inc. Q Yes. Thank you very much. A couple of questions here and I apologize if these have been asked before. But the free cash flow growth, long-term growth that you've always highlighted, about 15% to 20%; what sort of ARPU and customer growth does that imply? And the second question is on GoCentral and the legacy platform. Balancing both of them, can you talk about the incremental cost of managing both of them? And is there a risk that potentially in the future GoCentral picks up, you'll divert more resources, which could have an impact on your existing customer base who's on the legacy

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 20 Copyright © 2001-2017 FactSet CallStreet, LLC platform? And a kind of derivative question is, is there a easy way to port all the old sites into the new one, maybe an automated solution that might make it worthwhile? Thank you. ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A It's Scott. In terms of the free cash flow growth algorithm, customers and ARPU; I think hitting that free cash flow target is a consistent execution of what we've been doing. So no real change in terms of customer and ARPU growth. In terms of your cost to manage GoCentral, I think we addressed it earlier. And the big point is don't worry about it. GoCentral is a absolutely scaled international platform and the adoption and focus of everything we're doing from a DIY CMS is going to be around GoCentral. ... Sameet Sinha Analyst, B. Riley FBR, Inc. Q Okay. Thank you. ... Operator: Your next question comes from the line of Naved Khan of SunTrust. Please go ahead. Your line is open. ... Naved Khan Analyst, SunTrust Robinson Humphrey, Inc. Q Yeah. Thank you very much. I just wanted to go back to your previous comment about maybe the opportunity to do more with the existing base of 17 million. And if I look at the – or you were to look at your product offering, do you see some obvious holes there? Do you see any opportunity for maybe filling those through M&A? Any color would be helpful. ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A Well, as of right now, Naved, we've leaned into several categories. Presence with GoCentral, certainly security and voice. And we're focused on building those up and are obviously evaluating some new categories as we have been doing for the last five years. And I don't have anything specific to tell you other than we're looking at other categories where we can have an awesome solution that is great and distinctive for our customers and can be good economics for us. ... Naved Khan Analyst, SunTrust Robinson Humphrey, Inc. Q Okay, thanks. And then a quick follow-up. I think previously you have talked about bringing WordPress, GoCentral, Office 365 to the HEG brands. Is that a 2018 target or is that currently happening in this current year as well? ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A It's happening as we speak and is part of – it's underlying when both Ray and I say we're hitting our operational and financial targets. All of those products that are rolling out to those brands are part of it. ... Naved Khan Analyst, SunTrust Robinson Humphrey, Inc. Q

GoDaddy, Inc. (GDDY) Q3 2017 Earnings Call Corrected Transcript 06-Nov-2017 1-877-FACTSET www.callstreet.com 21 Copyright © 2001-2017 FactSet CallStreet, LLC Okay. Thank you. ... Operator: Your next question comes from the line of Mark Mahaney of RBC Capital Markets. Please go ahead. Your line is open. ... Zachary Schwartzman Analyst, RBC Capital Markets LLC Q Hey. It's Zachary Schwartzman on for Mark. Thanks for taking the question. This is related to some of the Business App questions you've had. How do you see that shifting over time in terms of revenue mix? How much do you feel that Business Applications can grow to as a percentage of the total revenue over the next couple of years? And another question on the debt ratio. Can you remind us your target leverage ratio and how do you think about using free cash flow to pay down debt versus keeping it as dry powder for potential acquisitions and/or other investments? Thanks. ... Raymond E. Winborne Chief Financial Officer, GoDaddy, Inc. A Hey, Mark. It's Ray. I'll start with your second question around free cash flow. Our targeted range for leverage is still 2 to 4 times. And as I said in my call comment, remarks; we expect to be there by the end of the year. As far as paying down debt, we've got a very attractive debt structure today with effectively a 3% effective rate. That's 50-50, floating versus fixed. So I think what we would intend to do is hold the cash for now so that we've got excess capacity and flexibility there. ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. A Yeah. And Zach, it's Scott. In Business Apps, obviously, the growth's been terrific over the last several years. And we've told everybody to think about that growth rate as being three to four times the rate of our customers. And I think that that target range still applies. ... Zachary Schwartzman Analyst, RBC Capital Markets LLC Q Great. Thank you. ... Operator: There are no further questions at this time. I will turn the call back over to the presenters. ... Scott W. Wagner President & Chief Operating Officer, GoDaddy, Inc. Great. Hey, everybody. Thanks so much for joining us. Appreciate it. And we'll talk to everybody in a quarter. Take care, bye. ... Operator: This concludes today's conference call. You may now disconnect.

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